                                                                    EXHIBIT 10.2

                                 LEUCHEMIX, INC.

                                 RIGHT OF FIRST
                          REFUSAL AND CO-SALE AGREEMENT

         This RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT (this "AGREEMENT") is made and entered into as of October 1, 2004 by and among Leuchemix, Inc., a California corporation (the "COMPANY"), the holders of Common Stock set forth on EXHIBIT A attached hereto (collectively, the "FOUNDERS"), and the undersigned purchaser (the "INVESTOR") of Series A Preferred Stock. For purposes of this Agreement, the Founders and the Investor may be referred to herein collectively as the "SHAREHOLDERS" and individually as a "SHAREHOLDER."

         WHEREAS, the Investor has agreed to purchase shares of the Company's Series A Preferred Stock ("SERIES A STOCK") pursuant to a Series A Preferred Stock Purchase Agreement of even date herewith by and among the Company and the Investor, as amended from time to time (the "SERIES A AGREEMENT"); and

         WHEREAS, the obligations of the Company and the Investor under the Series A Agreement are conditioned on, among other things, the execution and delivery of this Agreement by the parties hereto; and

         WHEREAS, the Company, the Founders and the Investor desire to enter into this Agreement to grant each other the rights set forth in this Agreement.

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises herein contained, and for other consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

         1. CERTAIN DEFINITIONS. For purposes of this Agreement, the following terms have the following meanings:

                  1.1 "IPO" means the first underwritten sale of the Company's Common Stock to the general public pursuant to a registration statement under the Securities Act of 1933, as amended.

                  1.2 "OFFERED STOCK" means all Stock proposed to be Transferred by a Shareholder.

                  1.3 "QUALIFIED EQUITY FINANCING" shall mean a bona fide equity financing in a single transaction or series of related transactions involving sales by the Company of its capital stock that result in gross proceeds to the Company of at least Four Million Dollars ($4,000,000).

                  1.4 "STOCK" means and includes all shares of Common Stock and Preferred Stock issued and outstanding at the relevant time plus (a) all shares of Common Stock that may be issued upon exercise of any options, warrants and other rights of any kind that are then exercisable, and (b) all shares of Common Stock that may be issued upon conversion of (i) any convertible securities, including, without limitation, Preferred Stock and debt securities then outstanding that are by their terms then convertible into or exchangeable for Common Stock or (ii) any such convertible securities issuable upon exercise of outstanding options, warrants or other rights that are then exercisable.

                  1.5 "TRANSFER" and "TRANSFERRED" mean and include any sale, assignment, encumbrance, hypothecation, pledge, conveyance in trust, gift, transfer by bequest, devise or descent, or other transfer or disposition of any kind, including but not limited to transfers to receivers, levying creditors, trustees or receivers in bankruptcy proceedings or general assignees for the benefit of creditors, whether voluntary or by operation of law, directly or indirectly, EXCEPT FOR:

                           (a) any bona fide pledge of up to ten percent (10%) of such Shareholder's stock if the pledgee executes a counterpart copy of this Agreement and becomes bound thereby as if such pledgee were a Shareholder;

                           (b) any transfers of Stock by (i) gift during a Shareholder's lifetime of up to ten percent (10%) of such Shareholder's stock, (ii) on a Shareholder's death by will or intestacy to such Shareholder's "immediate family" (as defined below) or (iii) to a trust for the benefit of Shareholder or Shareholder's immediate family, provided that each transferee or other recipient executes a counterpart copy of this Agreement and becomes bound thereby as a Shareholder. For purposes of this Agreement, the term "IMMEDIATE FAMILY" means Shareholder's spouse, lineal descendant or antecedent (whether natural or adopted), brother or sister, or the spouse of any of the foregoing;

                           (c) any transfer of Stock by a Shareholder made: (i) pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or corporations; (ii) pursuant to the winding up and dissolution of the Company; or (iii) at, or following, the IPO;

                           (d) any transfers of Stock to a Remaining Shareholder (as defined below) pursuant to such Remaining Shareholder's exercise of such Remaining Shareholder's right of first refusal hereunder; or

                           (e) any transfer of Stock by a Founder to the Company.

         2. NOTICE OF PROPOSED TRANSFER. Before any Shareholder may effect any Transfer of any Stock, such Shareholder (the "SELLING SHAREHOLDER") must give at the same time to the Company and the Shareholders other than the Selling Shareholder (the "REMAINING SHAREHOLDERS") a written notice signed by the Selling Shareholder (the "SELLING SHAREHOLDER'S NOTICE") stating: (a) the Selling Shareholder's bona fide intention to transfer such Offered Stock; (b) the number of shares of Offered Stock proposed to be transferred to each proposed purchaser or other transferee ("PROPOSED TRANSFEREE"); (c) the name, address and relationship, if any, to the Selling Shareholder of each Proposed Transferee; and (d) the bona fide cash price or, in reasonable detail, other consideration, per share for which the Selling Shareholder proposes to transfer such Offered Stock to each Proposed Transferee (the "OFFERED PRICE") and the proposed time of payment and other relevant terms of the proposed sale. Upon the request of the Company or any Remaining Shareholder, the Shareholder will promptly furnish to the Company and to the Remaining Shareholders such other information as may be reasonably requested to establish that the offer and Proposed Transferee(s) are bona fide.

         3. RIGHT OF FIRST REFUSAL.

                  3.1 COMPANY'S RIGHT OF FIRST REFUSAL. The Company and its assignees shall have a right of first refusal (the "COMPANY'S RIGHT OF FIRST REFUSAL") to purchase, all or a portion of the Offered Stock, if the Company gives written notice of the exercise of such right to the Selling Shareholder within thirty (30) days (the "COMPANY'S REFUSAL PERIOD") after the date of the Selling Shareholder's Notice to the Company. If the Company does not intend to exercise the Company's Right of First Refusal in full or if the Company is not lawfully able to repurchase the Offered Stock, the Company will send written notice thereof (the "COMPANY'S EXPIRATION NOTICE") to the Selling Shareholder and to the Remaining Shareholders at least fifteen (15) days before the expiration of the Company's Refusal Period. The Company's Expiration Notice will specify the Offered Stock subject to the Shareholders' Right of First Refusal described below.

                  3.2 SHAREHOLDERS' RIGHT OF FIRST REFUSAL. If the Company does not exercise its right of first refusal in full, the Remaining Shareholders will have a right of first refusal (the "SHAREHOLDERS' RIGHT OF FIRST REFUSAL") to purchase all or a portion of the Offered Stock not purchased by the Company. The Shareholders' Right of First Refusal may be exercised as follows:

                           (a) Each Remaining Shareholder desiring to purchase
any or all of the Offered Stock must, within the fifteen (15) day period commencing on the date of the Company's Expiration Notice (the "SHAREHOLDER REFUSAL PERIOD"), give written notice to the Selling Shareholder and to the Company of such Remaining Shareholder's election to purchase Offered Stock, and the number of shares and type of Offered Stock that such Remaining Shareholder desires to purchase.

If the total number of shares specified in the elections of Remaining Shareholders exceeds the number of shares of Offered Stock available for purchase, then (unless the Remaining Shareholders agree otherwise in writing) each Remaining Shareholder electing to purchase will have the right to purchase that number of shares of Offered Stock that is obtained by multiplying the number of shares of Offered Stock available for purchase by the Remaining Shareholders by a fraction (i) the numerator of which will be the number of shares of Stock then held (or deemed to be held) by such Remaining Shareholder, and (ii) the denominator of which will be the sum of the total number of shares of Stock then held (or deemed to be held) by all Remaining Shareholders electing to purchase the Offered Stock.

                           (b) Within ten (10) days after expiration of the
Shareholder Refusal Period, the Company will give written notice (the "SHAREHOLDERS' EXPIRATION Notice") to the Selling Shareholder and the Remaining Shareholders specifying either (i) that all of the Offered Stock was subscribed by the Company and/or the Remaining Shareholders exercising their respective Rights of First Refusal or (ii) that a portion of the Offered Stock was not so acquired and that each Remaining Shareholder will have the right to participate in the sale of any Offered Stock not sold to the Company or to the Remaining Shareholders (the "REMAINING OFFERED STOCK") pursuant to Section 4 herein.

                  3.3 PURCHASE PRICE. The purchase price for the Offered Stock to be purchased by the Company or by a Remaining Shareholder exercising its respective Right of First Refusal under this Agreement will be the Offered Price, and will be payable as set forth in Section 3.4 hereof. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration will be determined by the Board of Directors of the Company in good faith, which determination will be binding upon the Company, the Remaining Shareholders and the Selling Shareholder absent fraud or error.

                  3.4 PAYMENT. Payment of the purchase price for Offered Stock purchased by the Company or by a Remaining Shareholder exercising its respective Right of First Refusal will be made within ten (10) days after the date of the Shareholders' Expiration Notice. Payment of the purchase price will be made, at the option of the Company or, as the case may be, by a Remaining Shareholder,
(a) in cash (by check), (b) by cancellation of all or a portion of any outstanding indebtedness of the Selling Shareholder to the Company or such Remaining Shareholder, as the case may be, or (c) by any combination of the foregoing.

                  3.5 RIGHTS OF SELLING SHAREHOLDER. Upon the date that payment is made for the Offered Stock purchased by the Company and/or the Remaining Shareholders pursuant to their respective Rights of First Refusal hereunder, the Selling Shareholder will have no further rights as a holder of such Offered Stock and the Selling Shareholder will forthwith cause all certificate(s) evidencing such Offered Stock to be surrendered to the Company for cancellation, and, as to purchase by Remaining Shareholder(s), for transfer to the purchasing Remaining Shareholder(s).

                  3.6 SELLING SHAREHOLDER'S RIGHT TO TRANSFER. If the Remaining Shareholders have not elected pursuant to their Shareholders' Right of First Refusal to purchase all of the Offered Stock not purchased by the Company, then, subject to the Right of Co-Sale, the Selling Shareholder may transfer that portion of the Offered Stock permitted to be sold by the Selling Shareholder to any person named as a Proposed Transferee in the Selling Shareholder's Notice, at the Offered Price or at a higher price, provided that such transfer (a) is consummated within sixty (60) days after the date of the Selling Shareholder's Notice and (b) is in accordance with the terms and conditions of this Agreement. If the Offered Stock is transferred in accordance with the terms and conditions of this Agreement, then the transferee(s) of the Offered Stock will (other than as provided as to certain transferees required to become parties hereto as provided in Section 1.6 hereof) thereafter hold such Offered Stock free of the Shareholders' Right of First Refusal, the Right of Co-Sale and all other restrictions imposed by this Agreement; PROVIDED THAT nothing herein will release any such transferee from any obligations or restrictions that may be imposed on such transferee under any stock purchase agreement. If the Offered Stock is not so transferred during such sixty (60) day period, then the Selling Shareholder will not transfer any of such Offered Stock without complying again in full with the provisions of this Agreement.

         4. RIGHT OF CO-SALE.

                  4.1 RIGHT OF CO-SALE. If the Company and Remaining Shareholders have waived or failed to timely exercise their Rights of First Refusal to purchase all of the Offered Stock, each Remaining Shareholder will have the right to participate in the sale of any Remaining Offered Stock in the manner set forth herein (the "RIGHT OF CO-SALE"). Pursuant to this Section 4, each Remaining Shareholder may transfer to the Proposed Transferee(s) identified in the Selling Shareholder's Notice such Remaining Shareholder's Pro Rata Share of the Remaining Offered Stock by giving written notice to the Selling Shareholder within ten (10) days after the date of the Shareholders' Expiration Notice; specifying the number of shares and type of Stock that such Remaining Shareholder desires to transfer to each Proposed Transferee by exercising the Right of Co-Sale. For purposes of this Section 4, a Remaining Shareholder's "Pro Rata Share" will be defined as a fraction, the numerator of which is the number of shares of Stock then owned (or deemed to be held) by such Remaining Shareholder, and the denominator of which is the number of shares of Stock then owned (or deemed to be held) by all Remaining Shareholders having a Right of Co-Sale hereunder plus the number of shares of Stock held by the Selling Shareholder who proposes the Transfer.

                  4.2 CONSUMMATION OF CO-SALE. Each Remaining Shareholder, in exercising the Right of Co-Sale, may effect such Remaining Shareholder's participation in such Transfer by delivering to the Selling Shareholder at the closing of the transfer of Offered Stock to such transferee (the "CLOSING") one or more certificates, properly endorsed for Transfer, representing such Stock to be Transferred by such Remaining Shareholder. At the Closing, such certificates or other instruments will be transferred and delivered to the Proposed Transferee(s) set forth in the Selling Shareholder's Notice in consummation of the transfer of the Offered Stock pursuant to the terms and conditions specified in the Selling Shareholder's Notice, and the Selling Shareholder will remit, or will cause to be remitted, to each Remaining Shareholder within seven (7) days after such Closing that portion of the proceeds of the Transfer to which such Remaining Shareholder is entitled by reason of such Remaining Shareholder's participation in such transfer pursuant to the Right of Co-Sale.

         5. MULTIPLE SERIES, CLASSES OR TYPES OF STOCK. If the Remaining Offered Stock consists of more than one series or class or type of Stock, each Remaining Shareholder has the right to purchase or transfer hereunder, as the case may be, such Remaining Shareholder's Pro Rata Share of each such series, class or type of Stock; provided, however, that as to the Right of Co-Sale, (a) if such Remaining Shareholder does not hold any of such series, class, or type of Stock, and the Proposed Transferee is not willing, at the Closing, to purchase some other series, class or type of Stock from such Remaining Shareholder as part of such Remaining Shareholder's Pro Rata Share, or (b) if the Proposed Transferee is unwilling to purchase any Stock from such Remaining Shareholder at the Closing (each such circumstance being referred to herein as an "INCOMPLETE CO-SALE"), then such Remaining Shareholder will have the put right (the "PUT RIGHT") set forth in Section 6.2 hereof.

         6. REFUSAL TO TRANSFER; PUT RIGHT.

                  6.1 REFUSAL TO TRANSFER. Any attempt by any Selling Shareholder to transfer any Stock in violation of any provision of this Agreement will be void. The Company will not (a) transfer on its books any Stock that has been sold, gifted or otherwise transferred in violation of this Agreement, or (b) treat as owner of such Stock, or accord the right to vote to or pay dividends to any purchaser, donee or other transferee to whom such Stock may have been so transferred.

                  6.2 PUT RIGHT. If a Selling Shareholder transfers any Stock in contravention of a Remaining Shareholder's Right of Co-Sale under this Agreement (a "PROHIBITED TRANSFER"), or if an Incomplete Co-Sale occurs and the provisions of Section 5 hereof apply, the relevant Remaining Shareholder may require such Selling Shareholder to purchase from such Remaining Shareholder, for cash or such other consideration as the Selling Shareholder received in the Prohibited Transfer or Incomplete Co-Sale, that number of shares of Stock (of the same class, series or type as transferred in the Prohibited Transfer or Incomplete Co-Sale, if such Remaining Shareholder then owns Stock of such class, series or type, and otherwise of Common Stock) having a purchase price equal to the aggregate purchase price such Remaining Shareholder would have received in the closing of such Prohibited Transfer or Incomplete Co-Sale if such Remaining Shareholder had exercised and been able to consummate such Remaining Shareholder's Right of Co-Sale with respect thereto (the Shareholder's "PUT RIGHT"). A Remaining Shareholder may exercise such Remaining Shareholder's Put Right by delivery of written notice to the Selling Shareholder and the Company (a "PUT NOTICE") within ten (10) days after such Remaining Shareholder becomes aware of the Prohibited Transfer or Incomplete Co-Sale. The closing of such sale to the Selling Shareholder under such Remaining Shareholder's Put Right will occur within seven (7) days after the date of such Remaining Shareholder's Put Notice.

         7. RESTRICTIVE LEGEND AND STOP-TRANSFER ORDERS.

                  7.1 LEGEND. Each Shareholder understands and agrees that the Company will cause the legend set forth below, or a legend substantially equivalent thereto, to be placed upon any certificate(s) or other documents or instruments evidencing ownership of Stock by the Shareholder:

         THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RIGHTS OF FIRST REFUSAL AND RIGHTS OF CO-SALE AS SET FORTH IN A RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT ENTERED INTO BY THE HOLDER OF THESE SHARES, THE COMPANY AND CERTAIN SHAREHOLDERS OF THE COMPANY. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY. SUCH RIGHTS OF FIRST REFUSAL AND RIGHTS OF CO-SALE ARE BINDING ON TRANSFEREES OF THESE SHARES.

                  7.2 STOP TRANSFER INSTRUCTIONS. Each Shareholder agrees, to ensure compliance with the restrictions referred to herein, that the Company may issue appropriate "stop transfer" certificates or instructions and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its records.

         8. TERMINATION. This Agreement will terminate upon the earliest to occur of the following: (a) immediately prior to the closing of the IPO; (b) the date on which this Agreement is terminated by a writing executed by the Company, the holders of a majority of the shares of Series A Stock then subject to this

Agreement and the holders of a majority of the Common Stock then subject to this Agreement; (c) the dissolution of the Company; or (d) the closing of an Acquisition (as defined in the Company's Amended and Restated Articles of Incorporation as amended from time to time).

         9. MISCELLANEOUS PROVISIONS.

                  9.1 NOTICES. Any notice required or permitted to be given to a party pursuant to the provisions of this Agreement will be in writing and will be effective and deemed given to such party under this Agreement on the earliest of the following:

                           (a) the date of personal delivery;

                           (b) one (1) business day after transmission by facsimile or telecopier, addressed to the other party at its facsimile number or telecopier address specified herein (or hereafter noticed to the parties hereto), with confirmation of transmission;

                           (c) one (1) business day after deposit with a return receipt express courier for United States deliveries, or three (3) business days after such deposit for deliveries outside of the United States; or

                           (d) three (3) business days after deposit in the United States mail by registered or certified mail (return receipt requested) for United States deliveries.

All notices not delivered personally or by facsimile will be sent with postage and/or other charges prepaid and properly addressed to the party to be notified at the address set forth below such party's signature on this Agreement, or at such other address as such other party may designate by ten (10) days advance written notice to the other parties hereto. All notices for delivery outside the United States will be sent by facsimile or by express courier. Any notice given hereunder to more than one person will be deemed to have been given, for purposes of counting time periods hereunder, on the date effectively given to the last party required to be given such notice. Notices to the Company will be marked "Attention: President."

                  9.2 BINDING ON SUCCESSORS AND ASSIGNS; INCLUSION WITHIN CERTAIN DEFINITIONS. This Agreement, and the rights and obligations of the parties hereunder, will inure to the benefit of, and be binding upon, their respective successors, assigns, heirs, executors, administrators and legal representatives and, except as provided in Section 3.6 hereof, any transferee of Stock. Any permitted transferee of a Shareholder who is required to become a party hereto will be considered a "Shareholder" for purposes of this Agreement without the need for any consent, approval or signature of any party hereto.

                  9.3 SEVERABILITY. If any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible and such invalidity, illegality or unenforceability will not affect any other provision of this Agreement, and this Agreement will be construed as if such invalid, illegal or unenforceable provision had (to the extent not enforceable) never been contained herein.

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                  9.4 AMENDMENT AND WAIVER.

                           (a) Any term of this Agreement may be amended and the
observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company, the holders of a majority of the Series A Stock then subject to this Agreement voting as a separate class and the holders of a majority of the Common Stock then subject to this Agreement voting as a separate class; PROVIDED, HOWEVER, that the consent of the holders of the Series A Stock or Common Stock shall not be required for (i) any amendment (other than an amendment (A) to Section 4 or Section 6.2 which provides the holders of the Series A Stock with rights thereunder (I.E., as to a right of co-sale) which are not substantially the same as, and are inferior to, rights which are being provided to any purchaser of the Company's capital stock in a Qualified Equity Financing or (B) to this Section 9.4 (except insofar as additional consent requirements - such as for holders of a majority of shares of the Company's capital stock sold in a Qualified Equity Financing - are being added)) that (x) is deemed by a resolution of the majority of the Board of Directors of the Company to be necessary and appropriate in connection with a future Qualified Equity Financing and (y) is effective only upon the closing of such Qualified Equity Financing, or (ii) any amendment that occurs as of or following any failure by the Investor to purchase any shares of the Series A Stock as and when contemplated by the Series A Agreement, if such failure is not cured within the period provided in Section 1.3 of the Series A Agreement. Any amendment or waiver effected in accordance with this Section 9.4(a) shall be binding upon each holder of any securities subject to this Agreement at the time outstanding (including securities into which such securities have been converted), each future holder of all such securities, and the Company.

                           (b) If a Shareholder sells or transfers some or all
of such Shareholder's Stock, and such Stock remains subject to this Agreement, then such Shareholder's transferee shall be subject to all of the rights and obligations under this Agreement as the Shareholder from whom such Stock was acquired would have been if such Shareholder owned the Stock so transferred.

                  9.5 GOVERNING LAW. This Agreement will be governed by and construed in accordance with the internal laws of the State of California, excluding that body of law pertaining to conflict of laws.

                  9.6 OBLIGATION OF COMPANY; BINDING NATURE OF EXERCISE. The Company agrees to use its best efforts to enforce the terms of this Agreement, to inform each Shareholder of any breach hereof (to the extent the Company has knowledge thereof) and to assist each Shareholder in the exercise of such Shareholder's rights and performance of such Shareholder's obligations hereunder.

                  9.7 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and all such counterparts together will constitute one and the same agreement.

                  9.8 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the parties with respect to the specific subject matter hereof and supersedes in their entirety all other agreements or understandings between or among the parties hereto with respect to such specific subject matter.

                  9.9 CONFLICT. In the event of any conflict between the terms of this Agreement and the Company's Articles of Incorporation or its Bylaws, the terms of the Company's Articles of Incorporation or its Bylaws, as the case may be, will control. In the event of any conflict between the terms of this Agreement and any other agreement to which a Remaining Shareholder is a party or by which the Selling Shareholder is bound, the terms of this Agreement will control. In the event of any conflict between the Company's books and records and this Agreement or any notice delivered hereunder, the Company's books and records will control absent fraud or error.

                  9.10 CALCULATION; BINDING EFFECT OF COMPANY NOTICES. All calculations of a Remaining Shareholder's Pro Rata Share will be made by the Company as of the date of the Company's notice in which such Pro Rata Share appears. The Pro Rata Share of a Remaining Shareholder as shown on any notice required hereunder to be delivered by the Company will be binding upon the parties hereto absent fraud or error.

                  9.11 HEADINGS. The captions and headings of this Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Agreement. Unless otherwise stated, all references herein to Sections will refer to Sections of this Agreement.

                  9.12 CONTINUITY OF OTHER RESTRICTIONS. Any Stock not purchased by the Company or a Remaining Shareholder under its respective Right of First Refusal hereunder will continue to be subject to all other restrictions, including rights of first refusal, imposed upon such Stock by law, including any restrictions imposed under the Company's Articles of Incorporation or Bylaws, or by agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.

                       COMPANY:          LEUCHEMIX, INC.


                                         /S/ WILLIAM MATTHEWS
                                         ---------------------------------------
                                         By:  WILLIAM MATTHEWS
                                              ----------------------------------
                                         Title:  PRESIDENT
                                              ----------------------------------

                                         Address:    1600 CANADA LANE
                                              ----------------------------------
                                                     WOODSIDE, CA  94062
                                              ----------------------------------
                                              ----------------------------------

                                         COMBIMATRIX CORPORATION


                       INVESTOR:         /S/ AMIT KUMAR
                                         ---------------------------------------
                                         By:  Amit Kumar, CEO

                                         CombiMatrix Corporation
                                         6500 Harbour Heights Parkway, Ste. 110
                                         Mukilteo, WA  98275
                       FOUNDERS:

                                         /S/ JOHN BURKE
                                         ---------------------------------------
                                         John Burke

                                         Address:    ADDRESS OMITTED
                                              ----------------------------------
                                              ----------------------------------
                                              ----------------------------------



                                         /S/ PETER CROOKS
                                         ---------------------------------------
                                         Peter Crooks

                                         Address:    ADDRESS OMITTED
                                              ----------------------------------
                                              ----------------------------------
                                              ----------------------------------


        [SIGNATURE PAGE TO RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT]

                                         /S/ CINDY HAWKINS
                                         ---------------------------------------
                                         Cindy Hawkins

                                         Address:    ADDRESS OMITTED
                                              ----------------------------------
                                              ----------------------------------
                                              ----------------------------------



                                         /S/ CHRISTOPHER HENNEY
                                         ---------------------------------------
                                         Christopher Henney


                                         Address:    ADDRESS OMITTED
                                              ----------------------------------
                                              ----------------------------------
                                              ----------------------------------



                                         /S/ MIKE HIRD
                                         ---------------------------------------
                                         Mike Hird


                                         Address:    ADDRESS OMITTED
                                              ----------------------------------
                                              ----------------------------------
                                              ----------------------------------



                                         /S/ CRAIG JORDAN
                                         ---------------------------------------
                                         Craig Jordan


                                         Address:    ADDRESS OMITTED
                                              ----------------------------------
                                              ----------------------------------
                                              ----------------------------------



                                         /S/ WILLIAM MATTHEWS
                                         ---------------------------------------
                                         William Matthews


                                         Address:    ADDRESS OMITTED
                                              ----------------------------------
                                              ----------------------------------
                                              ----------------------------------

        [SIGNATURE PAGE TO RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT]

                                         /S/ HARIKRISHNA NAKSHATRI
                                         ---------------------------------------
                                         Harikrishna Nakshatri


                                         Address:    ADDRESS OMITTED
                                              ----------------------------------
                                              ----------------------------------
                                              ----------------------------------



                                         /S/ CHRISTOPHER SWEENEY
                                         ---------------------------------------
                                         Christopher Sweeney


                                         Address:    ADDRESS OMITTED
                                              ----------------------------------
                                              ----------------------------------
                                              ----------------------------------


                                         /S/ ROGER WHITING
                                         ---------------------------------------
                                         Roger Whiting


                                         Address:    ADDRESS OMITTED
                                              ----------------------------------
                                              ----------------------------------
                                              ----------------------------------

        [SIGNATURE PAGE TO RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT]

                                    EXHIBIT A
                                    ---------

                                    FOUNDERS




NAME                                                  SHARES OF COMMON STOCK
----                                                  ----------------------

John Burke                                                      25,000

Peter Crooks                                                 1,000,000

Cindy Hawkins                                                   25,000

Christopher Henney                                             100,000

Mike Hird                                                       25,000

Craig Jordan                                                 1,000,000

William Matthews                                             2,000,000

Harikrishna Nakshatri                                        1,000,000

Christopher Sweeney                                          1,000,000

Roger Whiting                                                  100,000

                                   TOTAL:                    6,275,000




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